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                                                                   Exhibit 10.19

                     FIRST ADDENDUM TO CONSULTING AGREEMENT

         This First Addendum to Consulting Agreement is made and entered into effective the 31st day of October 1996 (the "Effective Date"), by and between Christie N. Lambrinides ("Mr. Lambrinides") and Skyline Chili, Inc., an Ohio corporation (the "Company").

         WHEREAS, Mr. Lambrinides and the Company entered into a Consulting Agreement dated August 31, 1994 (the "Consulting Agreement") pursuant to which Mr. Lambrinides has been providing consulting services to the Company;

         WHEREAS, the initial term of the Consulting Agreement expired on October 30, 1996; and

         WHEREAS, pursuant to Paragraph 9(a) of the Consulting Agreement, Mr. Lambrinides and the Company have mutually agreed to renew the Consulting Agreement for an additional one year term.

         NOW THEREFORE, in consideration of the mutual promises, covenants and conditions contained herein, Mr. Lambrinides and the Company agree as follows:

         1. RENEWAL OF CONSULTING PERIOD. From the Effective Date through October 26, 1997 (the "Consulting Period"), Mr. Lambrinides shall continue to provide such Consulting Services as are reasonably requested by the Company. All of the terms and conditions of the Consulting Agreement shall continue to apply during this extended Consulting Period. The Company shall continue to maintain the life insurance policy on Mr. Lambrinides' life in the amount of $250,000 from the Effective Date through October 26, 1997.

         2. TERM OF FIRST ADDENDUM. Unless terminated on an earlier date or renewed as provided in the Consulting Agreement, the extended term of the Consulting Agreement and this First Addendum shall expire on October 26, 1997. All references in the Consulting Agreement to its "initial term" shall now be deemed references to the extended term described in this First Addendum as the context requires.

         3. MISCELLANEOUS. Except as modified in this First Addendum, all of the terms and conditions of the Consulting Agreement shall remain in effect and are hereby reaffirmed by the parties hereto. Capitalized terms used in this First Addendum and not defined herein shall have the meanings ascribed to them in the Consulting Agreement.

         IN WITNESS WHEREOF, Mr. Lambrinides and the Company have signed this First Addendum as of the Effective Date.

                                     /s/ Christie N. Lambrinides
                                     ------------------------------------------
                                     Christie N. Lambrinides


                                     SKYLINE CHILI, INC.

                                     By: /s/ Kevin R. McDonnell
                                        ---------------------------------------
                                     Its:  President, CEO